SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

(November 18, 2004)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee (State of Incorporation)	1-3083 (Commission File No.)	62-0211340 (IRS Employer I.D. No.)

1415 Murfreesboro Road Nashville, Tennessee (Address of Principal Executive Office)	37217-2895 (Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 18, 2004, Genesco Inc. issued a press release announcing its fiscal third quarter earnings and other results of operations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

           The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated November 18, 2004, issued by Genesco Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: November 18, 2004	By:	/s/ Roger G. Sisson
		Name:	Roger G. Sisson
		Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release dated November 18, 2004

4